SHARE PURCHASE AGREEMENT



North Beck Joint Venture, LLC
2435 Scenic Drive
Salt Lake City, Utah  84109

Re: Purchase of "unregistered" and "restricted" shares of common stock (the "Common Stock") of Anticline Uranium, Inc., a Nevada corporation ("Anticline" or the "Company")

Dear Seller:

     The undersigned (the "Buyer") offers to purchase Common Stock of Anticline from you (the "Seller") as follows, to-wit:

                                 RECITALS:

      A. The Seller is the owner of certain shares of "unregistered" and "restricted" Common Stock of Anticline that it wishes to sell to the Buyer, and that the Buyer wishes to buy from the Seller.

      B. Anticline is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with all applicable United States and state securities laws, rules and regulations. Anticline files reports with the Securities and Exchange Commission under
Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Seller and the Buyer have been provided with access to all reports of Anticline that have been filed during the past 12 months via the Edgar Archives of the Securities and Exchange Commission at www.sec.gov.

      C. The Seller and the Buyer are aware of all material information respecting the past, present and proposed business operations of Anticline as described in its Securities and Exchange Commission filings; that there is no current "established trading market" for the Common Stock of Anticline which is presently quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "ANTL"; that it is uncertain at this time whether there will be any future market for the Common Stock of Anticline; and that the purchase price being paid for the Anticline Common Stock bears no relationship to assets, book value or other established criteria of value, though the completion of the proposed change of control by the closing of this Agreement may make the Common Stock being sold and acquired hereunder more valuable than the purchase price being paid for such shares.

      D. The Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock outlined below, to-wit:

     (i) It is not relying on any representation or warranty of the Seller whatsoever, except those representations and warranties contained in this Agreement;

    (ii) It has conducted its own investigation of the risks and merits of an investment in Anticline, and to the extent desired, including, but not limited to a review of Anticline's books and records, financial and otherwise, its annual, quarterly and current reports and any registration statements filed with the Securities and Exchange Commission; has had the opportunity to discuss this documentation with the directors and executive officers of Anticline and to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to its satisfaction;

   (iii) It, by reason of the education, experience, business acumen or other educational factors related to its principals, is a "sophisticated investor" or an "accredited investor" as those terms are known or defined under applicable United States securities laws, rules and regulations, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock, without qualification;

    (iv) It has full power and authority to execute and deliver this Agreement, without qualification, and a copy of a corporate resolution relating to such authorization is attached hereto and incorporated herein by reference;

     (v) It is purchasing the Common Stock for its account only, and not for the account of or in concert with any other person or entity, and there are no arrangements, understandings or agreements, written or oral, respecting the subsequent resale of any of the Common Stock;

    (vi) It will fully comply with all provisions of United States and state securities laws, rules and regulations in the resale of any of the Common Stock acquired; and

   (vii) Neither it nor any of its directors, executive officers or principal shareholders is an "affiliate" or an "associate" of Anticline.

     Accordingly, the parties hereto (subject to the Seller's acceptance hereof) agree as follows:

      E. The Buyer hereby offers to purchase the number of shares of Common Stock of Anticline listed on the signature page hereof, free and clear of any liens or encumbrances whatsoever.

      F. The purchase price of the Common Stock shall be the amount listed on the signature page hereof, payable on payment and delivery of Common Stock, and disbursed as set forth in Exhibit A hereto, from the aggregate sum of $269,000 required to be paid by the Buyer hereunder as outlined in Section K below.

      1. Certificates representing the Common Stock shall be delivered to the Buyer in exchange for payment by the Buyer to the Seller of the amounts required herein, by cash or cashier's check, or bank to bank wire through the Trust Account of Leonard W. Burningham, Esq., Suite 205, 455 East 500 South Street, Salt Lake City, Utah 84111.

      2. By acceptance of this offer, the Seller hereby covenants and warrants:

     (i) That the Seller has the right to sell, transfer, convey and assign the Common Stock, and a copy of a corporate resolution relating to such authorization is attached hereto and incorporated herein by reference;

    (ii) That other than the "restricted" nature of the Common Stock, the Seller has done no act to encumber the Common Stock, and that the Common Stock is free and clear of any liens or encumbrances whatsoever; and

   (iii) The Seller is an "affiliate" of the Company by virtue of owning approximately 96% of the outstanding voting securities of the Company, and by virtue of the fact that the Manager of the Seller is a director and an executive officer of the Company.

      G. The Buyer agrees that any action based upon this Agreement or any of the matters covered hereby shall be brought only in the United States and state courts situated in the State of Utah, and that the prevailing party in any such action shall be entitled to recover reasonable attorney's fees and costs.

      H. In the event of any dispute or doubt to the genuineness of any document or signature or uncertainty as to Escrow Agent's duties, Escrow Agent shall have the right to either continue to hold the securities and funds in escrow pending his receipt of (a) a notice signed by the Buyer and the Seller, directing disposition of the securities and funds, or (b) a final non-appealable judgment or order of a court of competent jurisdiction, or (c) may pay the securities and funds into court pursuant to relevant statute.

       I. Subject to Section J below, the Buyer and the Seller jointly and severally hereby agree to defend (by attorneys selected by Escrow Agent), indemnify and hold the Escrow Agent harmless against and from any claim, judgment, loss, liability, cost or expense resulting from any dispute or litigation arising out of or concerning his duties or services hereunder. This indemnity includes, without limitation, disbursements and reasonable attorneys' fees, either paid to retain attorneys or representing the fair value of legal services rendered by the Escrow Agent on his own behalf.

       J. Buyer and Seller agree that the Escrow Agent shall not be liable for any error in judgment or for any act done or step taken or omitted in good faith or for any mistake of fact or law, except for the Escrow Agent's own gross negligence or willful misconduct. Each of you acknowledge that the Escrow Agent is merely a stake holder in this transaction, and upon the sale of all the requisite Common Stock, and the delivery of the net proceeds pursuant to paragraph 1 of Section F hereof, the Escrow Agent shall be fully released from all liability and obligations with respect to this escrow.

       K. The closing (the "Closing") of the Agreement shall be subject to satisfaction of the following within 10 days of the execution and delivery of this Agreement:

      1.  LipidViro shall deposit the sum of $269,000 with the Escrow
Agent to be disbursed by the Escrow Agent in accordance with Exhibit A for the
(i) payment and satisfaction of all outstanding liabilities of the Company to the date of the Closing in exchange for Letter Agreements signed by such creditors compromising all such indebtedness in the form of Exhibit B attached hereto and incorporated herein by reference; (ii) the cancellation and/or contribution to capital of 500,000 shares of Common Stock of the Company that have been authorized to be issued to Messrs. Coombs and Pantelakis but have not yet been issued, 300,000 shares to John Michael Coombs, Esq. and 200,000 shares to Terry S. Pantelakis, all to have been registered on Form S-8 of the Securities and Exchange Commission in exchange for Letter Agreements signed by such persons canceling or contributing such Common Stock to the capital of the Company in the form of Exhibit C attached hereto and incorporated herein by reference; (iii) the cancellation of the Seller's August 10, 2001 Mining Lease (the "Mining Lease") with the Company and the forgiveness of the Company's obligation thereunder by the Seller to expend over $15,000 in a five year term in assay and other improvements on the mining claims that were the subject of the Mining Lease, with the execution and delivery of this Agreement by the Seller to the Buyer being satisfactory evidence thereof, along with receipt of the purchase price hereunder; (iv) the payment of the purchase price of the Common Stock being purchased and sold under this Agreement; and (v) the delivery to the Buyer of written Representations and Warranties by the Board of Directors of Anticline in the form attached hereto as Exhibit D.

                                    BUYER:

                                    LIPIDVIRO TECH, INC.

Dated: 6/24/03                      By  /s/ Adina Hamich, COO

          5,000,000
Number of Shares Being Purchased

           $65,718
Aggregate Purchase Price


                                    ACCEPTED:

                                    SELLER:

                                    NORTH BECK JOINT VENTURE, LLC

Dated:  6/24/03                     By  /s/ J. Michael Coombs, Esq., Manager


                                    ESCROW AGENT:

Dated:  6/24/03                     /s/  Leonard W. Burningham, Esq.

                            EXHIBIT A

     Disbursement of $269,000 required to be paid by the Buyer as follows:

     Outstanding Liabilities:

     Terry S. Pantelakis           $10,000
     Mark Schneider, Esq.                 5,000
     Hansen, Barnett & Maxwell (1)          1,450
     Leonard W. Burningham, Esq.           10,000
                    (Estimated)
     John Michael Coombs, Esq. (2)         11,035
     Jack R. Coombs                        20,000
     Edward Hall (3)                       20,000
     Edward Hall (4)                       52,588

                                                  $130,073

     North Beck Joint Venture, LLC:

     Cancellation of Mining Lease           3,459
     Sale of 5,000,000 shares of
         Anticline                         65,718

                                                    69,177

     Cancellation and/or Contribution to Capital of 500,000 shares of common stock of the Company which have been authorized but not yet issued:

     John Michael Coombs, Esq.  (5)       $49,750
     Terry S. Pantelakis                   20,000

                                                    69,750

                                                  $269,000

     (1) Hansen, Barnett & Maxwell have submitted an invoice in the amount of $3,672.75; however, the Company disputes this amount and has agreed to pay $1,200 plus $250 for the preparation of the Company's tax returns.

     (2) This amount includes funds advanced by Mr. Coombs law practice and funds advanced personally by Mr. Coombs.

     (3) This amount is in payment of promissory notes dated July 7, 2003, in favor of Edward Hall ($5,000), E. Hall Family, LLC ($5,000), H & H Group, LLC ($5,000) and Asset Transfer Corp. of America, Inc. ($5,000).

     (4)  This amount is in payment of consulting and finder's fees.

     (5) Mr. Coombs will accept as final payment, the lower of $49,750 or the balance remaining in Mr. Burningham's Trust Account after payment of Mr. Burningham's fees.

                            EXHIBIT B

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.


                             RECITALS

     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. For services rendered in 2002, the undersigned was to be issued 300,000 shares of the common stock of Anticline pursuant to an S-8 Registration Statement which has not been filed with the Securities and Exchange Commission;

     2. That such shares have been authorized to be issued by Anticline but have not yet been issued;

     3. That as of June 17, 2003, the undersigned had personally loaned or advanced on behalf of the Company, $10,035, and his law practice had advanced $1,000 in court filing fees, photocopying, printing and mailing costs, for a total of $11,035;

     4. That Anticline is indebted to the undersigned in the amount of $20,000 for services rendered to the Company;

     5. That in consideration of the payment of $60,785 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that the undersigned (i) will relinquish his interest in the 300,000 shares which were to be issued pursuant to the S-8 Registration Statement; (ii) will waive his right to receive $20,000 for services rendered to the Company; (iii) will compromise any and all other indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated:  6/24/03                    /s/ John Michael Coombs, Esq.

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.



                             RECITALS


     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. On July 3, 2001, Anticline executed a promissory note payable to the undersigned in the amount of $10,000;

     2. For services rendered in 2002, the undersigned was to be issued 200,000 shares of the common stock of Anticline pursuant to an S-8 Registration Statement which has not been filed with the Securities and Exchange Commission;

     3. That such shares have been authorized to be issued by Anticline but have not yet been issued; and

     4. That in consideration of the payment of $30,000 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that the undersigned will (i) acknowledge the payment in full of the promissory note dated July 3, 2001, (ii) will relinquish his interest in the 200,000 shares which were to be issued pursuant to the S-8 Registration Statement; and (iii) will compromise any and all indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated:  6/24/03                    /s/ Terry S. Pantelakis

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.



                             RECITALS


     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. On June 29, 2001, Anticline executed a promissory note payable to the undersigned in the amount of $20,000;

     2. That in consideration of the payment of $20,000 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that the undersigned will (i) acknowledge the payment in full of the promissory note dated June 29, 2001, and (ii) will compromise any and all indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated: 6/24/03                     /s/ Jack R. Coombs

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.



                             RECITALS


     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. That he introduced representatives of Anticline and LipidViro and as such is entitled to a finder's fee; and

     2. That in consideration of the payment of $5,000 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that undersigned will (i) acknowledge the payment in full of the finder's fee due to him; and (ii) will compromise any and all indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated:  6/23/03                         /s/ Mark Schneider, Esq.

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.



                             RECITALS


     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. On June 6, 2001, Anticline executed four promissory notes in the amount of $5,000 each to Edward Hall; E. Hall Family, LLC; H & H Group, LLC and Asset Transfer Corp. of America, Inc.;

     2. That the undersigned is authorized to execute these representations and warranties on behalf of each of the entities referred to in paragraph 1 above;

     3. That the undersigned acted as a consultant and a finder to Anticline and LipidViro; and

     4. That in consideration of the payment of $72,588.33 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that the undersigned will (i) acknowledge the payment in full of the promissory notes dated June 6, 2001, (ii) acknowledge payment in full of his consultant and finder's fees; and (iii) will compromise any and all indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated:  6/23/03                         /s/ Edward Hall

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.



                             RECITALS


     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. That the undersigned accounting firm has performed auditing and review services for Anticline; and

     2. That in consideration of the payment of $1,200 for review services and an additional $250 for tax return preparation, or a total of $1,450, to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that undersigned will (i) acknowledge the payment in full of the amounts due to it; and (ii) will compromise any and all indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.

     HANSEN, BARNETT & MAXWELL

Dated:  June 25, 2003              By /s/ Douglas D. Hawkes, Shareholder

                            EXHIBIT C

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.


                             RECITALS

     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. For services rendered in 2002, the undersigned was to be issued 300,000 shares of the common stock of Anticline pursuant to an S-8 Registration Statement which has not been filed with the Securities and Exchange Commission;

     2. That such shares have been authorized to be issued by Anticline but have not yet been issued;

     3. That as of June 17, 2003, the undersigned had personally loaned or advanced on behalf of the Company, $10,035, and his law practice had advanced $1,000 in court filing fees, photocopying, printing and mailing costs, for a total of $11,035;

     4. That Anticline is indebted to the undersigned in the amount of $20,000 for services rendered to the Company;

     5. That in consideration of the payment of $60,785 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that the undersigned (i) will relinquish his interest in the 300,000 shares which were to be issued pursuant to the S-8 Registration Statement; (ii) will waive his right to receive $20,000 for services rendered to the Company; (iii) will compromise any and all other indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated:  6/24/03                    /s/ John Michael Coombs, Esq.

                REPRESENTATIONS AND WARRANTIES OF
               CREDITOR OF ANTICLINE URANIUM, INC.



                             RECITALS


     WHEREAS, as a condition to the Share Purchase Agreement between North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), and LipidViro Tech, Inc., a Utah corporation ("LipidViro"), pursuant to which LipidViro will purchase approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. ("Anticline"), LipidViro has required certain representations regarding the liabilities of Anticline; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the undersigned acknowledges that he is a creditor of Anticline and represents and warrants as follows:

     1. On July 3, 2001, Anticline executed a promissory note payable to the undersigned in the amount of $10,000;

     2. For services rendered in 2002, the undersigned was to be issued 200,000 shares of the common stock of Anticline pursuant to an S-8 Registration Statement which has not been filed with the Securities and Exchange Commission;

     3. That such shares have been authorized to be issued by Anticline but have not yet been issued; and

     4. That in consideration of the payment of $30,000 to be paid to the undersigned from funds deposited with Leonard W. Burningham, Esq., Escrow Agent, pursuant to the Share Purchase Agreement, that the undersigned will (i) acknowledge the payment in full of the promissory note dated July 3, 2001, (ii) will relinquish his interest in the 200,000 shares which were to be issued pursuant to the S-8 Registration Statement; and (iii) will compromise any and all indebtedness of every kind or nature whatsoever of Anticline owing to the undersigned.


Dated:  6/24/03                    /s/ Terry S. Pantelakis

                            EXHIBIT D

              REPRESENTATIONS AND WARRANTIES OF THE
                      BOARD OF DIRECTORS OF
                     ANTICLINE URANIUM, INC.


                             RECITALS

     WHEREAS, North Beck Joint Venture LLC, a Utah limited liability company ("North Beck"), presently owns 5,000,000 shares or approximately 96% of the outstanding voting securities of Anticline Uranium, Inc. (the "Company" or "Anticline"), based upon the assumption that 500,000 shares of common stock authorized to be issued to and registered on Form S-8 to the undersigned directors have not been issued and are not presently outstanding; and

     WHEREAS, LipidViro Tech, Inc., a Utah corporation ("LipidViro"), is desirous of acquiring all of the securities of Anticline owned by North Beck; and

     WHEREAS, as a condition to the Share Purchase Agreement between North Beck and LipidViro, LipidViro has required that the Board of Directors of Anticline make certain representations and warranties upon which LipidViro can rely respecting Anticline; and

     WHEREAS, the Board of Directors has conducted a due diligence inquiry of LipidViro, its principals and agents, and believes that the acquisition of a controlling interest in the Company by LipidViro would be beneficial to Anticline and its stockholders; and

     WHEREAS, in order to facilitate the completion of the Share
Purchase Agreement, the Board of Directors of Anticline is willing to and desirous of make certain representations and warranties to LipidViro;

     NOW, THEREFORE, the Board of Directors, by and through the undersigned, hereby make the following representations and warranties to LipidViro, with the intention that LipidViro may rely upon these representations and warranties, to-wit:

     Corporate Status; Compliance with Securities Laws. Anticline is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Nevada only). Anticline is a publicly-held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations. Anticline's common stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "ANTL," though there is not an "established trading market" for these securities. Anticline is not in violation of any federal or state securities laws.

     Capitalization.  The current pre-Agreement authorized capital stock of Anticline consists of 50,000,000 shares of $0.001 par value common voting stock, of which 5,213,112 shares are issued and outstanding, all fully
paid and non-assessable.   Except as otherwise provided herein, there are no
outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or other securities of Anticline.

     Financial Statements. The financial statements of Anticline contained in its Form 10KSB Annual Report for the year ended December 31, 2002, and its Form 10QSB Quarterly Report for the quarter ended March 31, 2003, are true and correct in every material respect, and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     Incumbent Directors. The current directors of Anticline are John Michael Coombs, Esq. and Terry S. Pantelakis.

     Undisclosed Liabilities. The total present outstanding liabilities of Anticline are as contained in Exhibit A hereto.

     Interim Changes. Since the dates of its balance sheets, there have been no (1) changes in financial condition, assets, liabilities or business of Anticline which, in the aggregate, have been materially adverse;
(2) damages, destruction or losses of or to property of Anticline, payments of any dividend or other distribution in respect of any class of stock of Anticline, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

     Title to Property. Anticline has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of Anticline are subject to no mortgage, pledge, lien or encumbrance, with respect to which no default exists.

     Litigation.   There is no litigation or proceeding pending, or to
the knowledge of Anticline, threatened, against or relating to Anticline, its properties or business. Further, no officer, director or person who may be deemed to be an "affiliate" of Anticline is party to any material legal proceeding which could have an adverse effect on Anticline (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Anticline.

     Books and Records. Anticline will (i) give to LipidViro or their respective representatives full access during normal business hours to all of Anticline's offices, books, records, contracts and other corporate documents and properties so that they or their respective representatives may inspect and audit them; and (ii) furnish such information concerning the properties and affairs of Anticline as they or their respective representatives may reasonably request.

     Confidentiality.   Anticline and its representatives will keep
confidential any information which they obtain from LipidViro concerning the properties, assets and business of LipidViro.

     Environmental Matters. Anticline has not conducted any mining activities on the August 10, 2001, Mining Lease with North Beck, and Anticline has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Anticline. In addition, to the best knowledge of Anticline, there are no substances or conditions which may support a claim or cause of action against Anticline or any of Anticline' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     Corporate Authority. Anticline has full corporate power and authority to deliver these Representations and Warranties to LipidViro or their respective representatives by virtue of resolutions of the Board of Directors.

     Due Authorization.  Delivery of these Representations and
Warranties by Anticline have been duly authorized by all requisite corporate action on the part of Anticline, and delivery thereof will not violate any provision of the Articles of Incorporation or Bylaws of Anticline.
     THE BOARD OF DIRECTORS:


Dated:  6/24/03                    By  /s/ John Michael Coombs, Esq.,
                                   Director


Dated:  6/24/03                    By  /s/ Terry S. Pantelakis, Director